UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.          )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COGDELL SPENCER INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

COGDELL SPENCER INC.
4401 Barclay Downs Drive, Suite 300
Charlotte, NC 28209-4670

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
MAY 5, 2009

Dear Stockholder,

The 2009 Annual Meeting of Stockholders of Cogdell Spencer Inc. will be held at Cogdell Spencer Inc., 4401 Barclay Downs Drive, Suite 300, Charlotte, NC 28209-4670, on May 5, 2009, at 9:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1)	The election of nine members to the Board of Directors, each to serve until the 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

(2)	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Cogdell Spencer Inc. for the year ending December 31, 2009.

(3)	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

The Board recommends a vote “FOR” Items 1 and 2.

Stockholders are cordially invited to attend the Annual Meeting and vote in person. Directions to the Annual Meeting of Stockholders can be obtained by calling 704-940-2900.

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at: http://www.cstproxy.com/cogdellspencer/2009	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

COGDELL SPENCER INC.
4401 Barclay Downs Drive, Suite 300
Charlotte, NC 28209-4670

Important Notice Regarding the Availability Of Proxy Materials For the Annual Meeting of Stockholders to Be Held On May 5, 2009

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 28, 2009 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/cogdellspencer/2009

-	the Company’s Annual Report for the year ending December 31, 2008.
-	the Company’s 2009 Proxy Statement (including all attachments thereto).
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

OBTAINING A FREE PAPER OR E-MAIL COPY OF THE PROXY MATERIALS

If you prefer, you may request to receive your proxy materials for the Annual Meeting or for future annual meetings of the company’s stockholders on paper or via e-mail in any of the following ways:

Telephone:	Call us toll-free at 1-888-221-0690.

Internet:	Go to www.cstproxy.com/cogdellspencer/2009 and request a printed version of the materials.

E-mail:
Send a message to proxy@continentalstock.com with Cogdell Spencer Inc. in the subject field and include your registered holder name, address and company ID, 9-digit proxy number and 10-digit account number.